                        TEAR HERE ALONG THE PERFORATION
------------------------------------------------------------------------------

 [LOGO]                        BALTIMORE GAS AND ELECTRIC COMPANY
                          P.O. BOX 1642, BALTIMORE, MARYLAND 21203-1642
                  PREFERENCE STOCK PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                         MARCH 29, 1996
                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.

 The undersigned appoints Jerome W. Geckle, George V. McGowan and Christian M. Poindexter (or a majority of them or their substitutes, or one acting alone in the absence of the others), as proxies, with power to each to appoint a substitute and to revoke the appointment of such substitute, to vote all shares of preferred stock of Baltimore Gas and Electric Company which the undersigned is entitled to vote at the special meeting to he held on March 29, 1996, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to the proposed merger with Potomac Electric Power Company (as set forth in the Notice of Special Meeting and Proxy Statement).

 SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE SPECIAL MEETING IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, VOTES WILL BE CAST "FOR" THE PROPOSED MERGER WITH POTOMAC ELECTRIC POWER COMPANY.

                                     (OVER)

                               THIS IS YOUR PROXY
                             TEAR HERE, VOTE, SIGN
                            & RETURN IN THE POSTAGE
                                 PAID ENVELOPE

                        TEAR HERE ALONG THE PERFORATION
------------------------------------------------------------------------------
    A VOTE "FOR" THE PROPOSED MERGER WITH POTOMAC ELECTRIC POWER COMPANY IS
                                        RECOMMENDED:

                                                FOR  AGAINST  ABSTAIN
1.         APPROVAL OF PROPOSED                 / /    / /     / /
           MERGER WITH POTOMAC
           ELECTRIC POWER COMPANY

--------------------------------------------------------------------------------

 / / PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                                        Please  sign  below,  exactly  as  name
                                        appears above. Joint owners should EACH
                                        sign. Attorney, executors,
                                        administrators,  trustees and corporate
                                        officials should give title or capacity
                                        in which they are signing.
                                        Signature ________________
                                        Date ________
 BALTIMORE GAS AND ELECTRIC COMPANY     Signature ________________ Date ________

                        TEAR HERE ALONG THE PERFORATION
------------------------------------------------------------------------------

 [LOGO]                        BALTIMORE GAS AND ELECTRIC COMPANY
                          P.O. BOX 1642, BALTIMORE, MARYLAND 21203-1642
                 COMMON STOCK PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - MARCH
                                            29, 1995
                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.

 The undersigned appoints Jerome W. Gackle, George V. McGowan and Christian H. Poindexter (or a majority of them or their substitutes, or one acting alone in the absence of the others), as proxies, with power to each to appoint a substitute and to revoke the appointment of of such substitute, to vote all shares of common stock of Baltimore Gas and Electric Company which the undersigned is entitled to vote at the special meeting to he held on March 29, 1996, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to each item identified thereon (as set forth in the Notice of Special Meeting and Proxy Statement), and in their discretion on any other business as may properly come before the special meeting.

 SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE SPECIAL MEETING IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, VOTES WILL BE CAST "FOR" ITEMS 1 AND 2 ON REVERSE OF THIS CARD.

                                     (OVER)

                               THIS IS YOUR PROXY
                             TEAR HERE, VOTE, SIGN
                            & RETURN IN THE POSTAGE
                                 PAID ENVELOPE

                        TEAR HERE ALONG THE PERFORATION
------------------------------------------------------------------------------
                   A VOTE "FOR" ITEMS 1 AND 2 IS RECOMMENDED:

                                                FOR  AGAINST  ABSTAIN
1.         APPROVAL OF PROPOSED                 / /    / /     / /
           MERGER WITH POTOMAC
           ELECTRIC POWER COMPANY

2.         APPROVAL OF NEW COMPANY              / /    / /     / /
           LONG-TERM INCENTIVE PLAN

--------------------------------------------------------------------------------

 / / PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                                        Please  sign  below,  exactly  as  name
                                        appears above. Joint owners should EACH
                                        sign. Attorney, executors,
                                        administrators, trustees and  corporate
                                        officials should give title or capacity
                                        in which they are signing.
                                        Signature ________________
                                        Date ________
 BALTIMORE GAS AND ELECTRIC COMPANY     Signature ________________ Date ________

                        TEAR HERE ALONG THE PERFORATION
------------------------------------------------------------------------------

 [LOGO]                        BALTIMORE GAS AND ELECTRIC COMPANY
                          P.O. BOX 1642, BALTIMORE, MARYLAND 21203-1642
                  PREFERRED STOCK PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                         MARCH 29, 1996
                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.

 The undersigned appoints Jerome W. Geckle, George V. McGowan and Christian M. Poindexter (or a majority of them or their substitutes, or one acting alone in the absence of the others), as proxies, with power to each to appoint a substitute and to revoke the appointment of such substitute, to vote all shares of preferred stock of Baltimore Gas and Electric Company which the undersigned is entitled to vote at the special meeting to he held on March 29, 1996, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to the proposed merger with Potomac Electric Power Company (as set forth in the Notice of Special Meeting and Proxy Statement).

 SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE SPECIAL MEETING IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, VOTES WILL BE CAST "FOR" THE PROPOSED MERGER WITH POTOMAC ELECTRIC POWER COMPANY.

                                     (OVER)

                               THIS IS YOUR PROXY
                             TEAR HERE, VOTE, SIGN
                            & RETURN IN THE POSTAGE
                                 PAID ENVELOPE

                        TEAR HERE ALONG THE PERFORATION
------------------------------------------------------------------------------
    A VOTE "FOR" THE PROPOSED MERGER WITH POTOMAC ELECTRIC POWER COMPANY IS
                                        RECOMMENDED:

                                                FOR  AGAINST  ABSTAIN
1.         APPROVAL OF PROPOSED                 / /    / /     / /
           MERGER WITH POTOMAC
           ELECTRIC POWER COMPANY

--------------------------------------------------------------------------------

 / / PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                                        Please  sign  below,  exactly  as  name
                                        appears above. Joint owners should EACH
                                        sign. Attorney, executors,
                                        administrators,  trustees and corporate
                                        officials should give title or capacity
                                        in which they are signing.
                                        Signature ________________
                                        Date ________
 BALTIMORE GAS AND ELECTRIC COMPANY     Signature ________________ Date ________

                  CONFIDENTIAL VOTING INSTRUCTIONS TO TRUSTEE

    PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE THESE VOTING INSTRUCTIONS ARE REQUESTED IN CONJUNCTION WITH A PROXY SOLICITATION
                                     BY THE
           BOARD OF DIRECTORS OF BALTIMORE GAS AND ELECTRIC COMPANY.

TO: T. ROWE PRICE TRUST COMPANY, AS TRUSTEE UNDER THE BALTIMORE GAS AND ELECTRIC COMPANY EMPLOYEE SAVINGS PLAN

I hereby instruct T. Rowe Price Trust Company, as Trustee under the Baltimore Gas and Electric Company Employee Savings Plan (Plan), to vote by proxy, all shares of common stock of Baltimore Gas and Electric Company (Company) allocated to me under the Plan at the special meeting of the shareholders of the Company to be held on March 29, 1996, and at any adjournments thereof, in the manner specified on the reverse side of this form with respect to each item identified thereon (as set forth in the Notice of Special Meeting and Proxy Statement), and Jerome W. Geckle, George V. McGowan and Christian H. Poindexter, in their discretion, shall vote in person any shareholder proposal omitted from this proxy and such other business as may properly come before the special meeting.

The Trustee will vote the shares represented by this voting instructions card if properly signed and received by March 22, 1996. If no instructions are specified on a signed card, the shares represented thereby will be voted in accordance with the recommendations of the Board of Directors of the Company: "FOR" Items 1 and 2. The Trustee is not permitted under the Plan to vote shares of common stock unless voting instructions have been received.
                                     (over)

               PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN DARK INK.
                   A VOTE "FOR" ITEMS 1 AND 2 IS RECOMMENDED:

                                                 FOR      AGAINST    ABSTAIN

1.         APPROVAL OF THE PROPOSED MERGER       / /        / /        / /
           WITH POTOMAC ELECTRIC POWER
           COMPANY


                                                 FOR      AGAINST    ABSTAIN

2.         APPROVAL OF THE NEW COMPANY           / /        / /        / /
           LONG-TERM INCENTIVE PLAN

                                                    Please sign below, exactly
                                                    as your name appears on the
                                                    reverse side of this form.
                                                    ______________     _________
BALTIMORE GAS AND ELECTRIC COMPANY                                     SIGNATURE
                                                                    DATE